UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 21, 2011

SPECTRUM BRANDS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34757 (Commission File No.)	27-2166630 (IRS Employer Identification No.)

601 Rayovac Drive Madison, Wisconsin 53711 (Address of principal executive offices)

(608) 275-3340
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

On June 16, 2010, Spectrum Brands, Inc. (“SBI”), the wholly-owned subsidiary of Spectrum Brands Holdings, Inc. (the “Company”), together with certain domestic subsidiaries of SBI, as borrowers (collectively with SBI, “Spectrum”), entered into that certain Loan and Security Agreement (as amended from time to time, the “ABL Loan Agreement”), with SB/RH Holdings, LLC, as a guarantor, Bank of America, N.A., as administrative agent (the “Administrative Agent”), Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as co-syndication agents, SunTrust Bank and Harris N.A., as co-documentation agents, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. as joint lead arrangers and joint bookrunners, and the lenders party thereto, which provided for a $300 million senior secured revolving facility (the “ABL Facility”). Effective as of April 21, 2011, Spectrum entered into that certain third amendment to ABL Loan Agreement, pursuant to which the Administrative Agent and the lenders under the ABL Loan Agreement consented to certain amendments, including, without limitation, the following:

●	The maturity date under the ABL Loan Agreement was extended to April 21, 2016 from June 16, 2014.

●
The interest margins under the ABL Facility were reduced to, depending on the leverage ratio, either (i) base rate plus a margin equal to 1.00%, 1.25% or 1.50% per annum (previously  2.50%, 2.75% or 3.00%), as applicable, or (ii) LIBOR plus a margin equal to 2.00%, 2.25% or 2.50% per annum (previously 3.50%, 3.75% or 4.00%), as applicable.

●
The unused commitments fee payable by Spectrum were reduced to (i) a rate per annum equal to 0.375% (previously 0.50%) when utilization equals or exceeds 50% of the aggregate commitments under the ABL Facility and (ii)  a rate per annum equal to 0.50% (previously 0.75%) when utilization is less than 50% of such commitments.

●
The covenants in respect of Administrative Agent’s inspection rights and certain restrictions on liens, debt, acquisitions, accounts receivable dispositions, restricted payments and prepayments of subordinated debt were amended to be more favorable to, and generally allow greater operational flexibility for, SBI and the other borrowers.

This summary does not purport to be complete and is qualified in its entirety by reference to the terms of the documents referenced herein which will be filed as an exhibit to the Company’s next quarterly report on Form 10-Q. Interested parties should read these documents in their entirety.

Item 8.01.          Other Events.

On April 25, 2011, the Company issued a press release (the “Press Release”) announcing the closing of the refinancing described in Item 1.01 above. A copy of the Press Release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits

Exhibit	Description

99.1	Press Release, dated April 25, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.

By:	/s/ Nathan E. Fagre
Name: Nathan E. Fagre
Title: Secretary and General Counsel

Dated:  April 27, 2011

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated April 25, 2011